Exhibit 10.3

SECOND MODIFICATION AGREEMENT

DATE:	As of June 26, 2015 (the "Effective Date")

PARTIES:	Borrower:	KNIGHT TRANSPORTATION, INC. an Arizona corporation

	Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

RECITALS:

    A.   Lender has heretofore established a revolving line of credit (the "Loan") in the original maximum principal amount of $300,000,000 pursuant to that certain Amended and Restated Credit Agreement dated as of October 21, 2013, executed by and between Borrower and Lender (as previously or hereafter amended or modified, the "Loan Agreement").

    B.   The Loan is evidenced by that certain Amended and Restated Revolving Credit Note dated as of October 21, 2013, executed by Borrower to the order of the Lender (as amended from time to time, the "Note").

    C.   The indebtedness and obligations of Borrower have been guaranteed by Knight 101 LLC, an Arizona limited liability company, Arizona Hay Press, LLC, an Arizona limited liability company, Knight Ag Sourcing, LLC, an Arizona limited liability company, Knight Port Services, LLC, an Arizona limited liability company, Knight Capital Growth, LLC, an Arizona limited liability company, Squire Transportation, LLC, an Arizona limited liability company, Knight Management Services, Inc., an Arizona corporation, Quad-K LLC, an Arizona limited liability company, Knight Truck & Trailer Services, LLC, an Arizona limited liability company, Knight Transportation Services, Inc., an Arizona corporation, Knight Logistics LLC, an Arizona limited liability company (formerly known as Knight Brokerage, LLC, an Arizona limited liability company), Knight Refrigerated, LLC, an Arizona limited liability company, Knight Air, LLC, an Arizona limited liability company, Kool Trans LLC, an Arizona limited liability company, Barr-Nunn Transportation, Inc., an Iowa corporation, Barr-Nunn Logistics, Inc., an Iowa corporation, and Sturgeon Equipment, Inc., an Iowa corporation (each individually a "Guarantor" and collectively the "Guarantors"), pursuant to the terms and conditions of those certain Continuing Guaranty agreements dated as of October 21, 2013 and February 27, 2015, as applicable, executed in favor of the Lender (collectively, the "Guaranty Agreements").

    D.   The Loan Agreement, the Note, the Guaranty Agreements and all other documents related to or executed in connection with the Loan are referred to hereinafter, severally and collectively, as the "Loan Documents").

    Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

SECTION 1.	ACCURACY OF RECITALS; DEFINITIONS.

    1.1   The parties acknowledge and agree that the Recitals are accurate.

    1.2   Borrower acknowledges and agrees that as of June 1, 2015 the outstanding principal balance of the Loan is $62,400,000.

    1.3   Unless otherwise defined herein, all terms defined in the Loan Documents will have the same meanings when used herein.

SECTION 2.	MODIFICATIONS.

    2.1  The definition of "Applicable Margin" in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

    Applicable Margin shall mean the following:

LIBOR	Base Rate
Borrowing	Borrowing
62.5 basis points	0.0 basis points

    2.2    Section 2.6(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a)           The Borrower agrees to pay to the Lender (i) quarterly in arrears for each calendar quarter ending each March 31, June 30, September 30 and December 31, on the last Business Day of each calendar quarter, commencing June 30, 2015 and (ii) on the date on which the RLC Commitment shall be terminated as provided herein, for the period from the end of the preceding calendar quarter to the date of such termination, a commitment fee (the "Commitment Fee") at a rate per annum equal to 8.00 basis points (.08%) on the Average Adjusted Daily Undrawn Balance during the preceding calendar quarter (or shorter period (1) commencing with the date hereof or (2) ending with the RLC Maturity Date or any other date on which the Commitment shall be terminated).  The Commitment Fee shall be computed on the basis of the actual number of days elapsed in a year of 360 days.  The Commitment Fee shall be deemed to commence to accrue as of March 30, 2015 and shall cease to accrue on the earlier of the RLC Maturity Date and the termination of the Commitment of Lender as provided herein.

    2.3   Section 2A.1(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a)           Provided that the Borrower has satisfied the conditions precedent contained in Section 2A.1(b) hereof, the Lender agrees, from time to time, to issue and/or renew Letters of Credit on behalf of the Borrower so long as (i) upon such issuance or renewal, an issuance fee is paid by the Borrower to the Lender in an amount equal to 62.5 basis points (0.625%) per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) of the amount of each Letter of Credit, (ii) the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Letter of Credit Commitment, and (iii) the outstanding aggregate principal amount of all Borrowings made by the Lender pursuant to the Revolving Loan, together with the Letter of Credit Balance, after giving effect to such Letter of Credit, will not exceed the Maximum RLC Commitment.

    2.4   Each of the Loan Documents is hereby modified to conform to the provisions of this Agreement and to provide that it will be a default or an event of default thereunder if Borrower fails to comply with any of the covenants of Borrower herein or if any representation, warranty or other statement of Borrower contained or incorporated herein is materially incomplete, incorrect, or misleading as of the date of execution hereof.

    2.5   Each reference in any of the Loan Documents to any of the other Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.	CONDITIONS PRECEDENT TO EFFECTIVENESS.

    3.1   The agreements of Lender and the modifications contained herein shall not be binding upon Lender until Lender has executed and delivered this Second Modification Agreement and Lender has received, at the expense of Borrower, the following, each of which must be acceptable to Lender in form and content:

(a)	An original of this Second Modification Agreement fully executed by Borrower and each of the Guarantors.

(b)	Payment to Lender of the Transaction Costs referred to in Section 4.5.

(c)	All other documents Lender may require to reflect the modifications contained herein and to give effect to effectuate the purposes hereof.

SECTION 4.	RATIFICATION OF DOCUMENTS; CERTAIN COVENANTS.

    4.1   Borrower agrees that: (a) the Loan Documents, as modified by this Second Modification Agreement, are the legal, valid, and binding obligations of Borrower and are in full force and effect, (b) the Loan Documents are unchanged, except as specifically modified by this Second Modification Agreement, and (c) any and all property or rights to or interests in property granted as security in any of the Loan Documents shall remain as security for the Loan and the obligations of Borrower under the Loan Documents, as modified hereby.

    4.2   Borrower hereby restates, as of the date of its execution hereof, each and every representation and warranty of Borrower in the Loan Documents, as fully as if set forth at length herein.

    4.3   Borrower agrees that the occurrence of a default or event of default under any document evidencing or securing any credit accommodation heretofore, herewith or hereafter established by Lender in favor of Borrower will constitute a default under the Loan Documents, as amended hereby.

    4.4   Borrower agrees to execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Second Modification Agreement.

    4.5   In consideration of Lender 's agreement to modify the Loan Documents as described herein, Borrower hereby agrees to pay, in addition to other amounts called for herein, the following amounts related to the transaction described herein (the "Transaction Costs"): all costs and expenses arising from the preparation of this Second Modification Agreement and the documents called for herein, the monitoring and administration of the Loan, including, but not limited to, Lender 's reasonable attorneys' fees and all other charges that may be imposed on, or incurred by Lender as a result of the transaction described herein.

    4.6   Borrower and each of the Guarantors agrees to indemnify and hold Lender (and Lender 's present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives and successors and assigns) harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever (except those arising from the gross negligence or willful misconduct of Lender), including but not limited to attorneys' fees and expenses (including any allocated costs of Lender 's in-house counsel), arising out of any matter relating, directly or indirectly, to the Loan, whether resulting from internal disputes of Borrower or any Guarantor, or whether involving other third persons, or out of any other matter whatsoever related to this Second Modification Agreement, the Loan Documents, or any property encumbered as security for the Loan. This indemnity provision will continue in full force and effect and will survive the repayment of the Loan and the performance of all of Borrower's and/or any Guarantor's other obligations with respect to the Loan.

    4.7   Borrower and each of the Guarantors fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower or any of the Guarantors, whether now known or unknown to Borrower or any Guarantor, and whether contingent or matured, in respect of the Loan, the Loan Documents, or the actions or omissions of Lender in respect of the Loan, the Loan Documents that arise from events occurring prior to the date of this Second Modification Agreement, including, without limitation, the negotiation of this Second Modification Agreement or any documents called for herein or related hereto.

SECTION 5.	MISCELLANEOUS.

    5.1   Except as modified hereby, the Loan Documents remain unchanged and in full force and effect.

    5.2   The Loan Documents, as modified herein, and all other documents called for herein or therein contain the complete understanding and agreement of Borrower and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents, as modified herein, or any other document called for herein or therein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

    5.3   The Loan Documents, as modified herein, and all other documents called for herein or therein, are and shall be binding upon and shall inure to the benefit of Borrower, Lender and their respective successors and assigns.

    5.4   This Second Modification Agreement and all other documents called for herein or therein shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to any conflict of laws principles.

    5.5   Time is of the essence of this Second Modification Agreement, each of the Loan Documents, as modified hereby, and all other documents called for herein or therein.

    5.6   This Second Modification Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Second Modification Agreement to physically form one document.  Signatures transmitted by facsimile or electronic means shall bind the party signing.

    5.7   Paragraph or other headings contained in this Second Modification Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Second Modification Agreement.

    5.8   If any clause or provision of this Second Modification Agreement is determined to be illegal, invalid, or unenforceable under any present or future law by a final judgment of a court of competent jurisdiction, such clause or provision shall be ineffective, but the remainder of this Second Modification Agreement will not be affected thereby.

    5.9   Except as specifically set forth herein, the Loan Documents shall remain in full force and effect.  In the event of a conflict between the terms and provisions of this Second Modification Agreement and the terms and provisions of any of the Loan Documents, the terms and provisions of this Second Modification Agreement shall govern and control.

[signatures on following pages]

IN WITNESS WHEREOF, the parties execute this Second Modification Agreement as of the Effective Date.

KNIGHT TRANSPORTATION, INC., an Arizona corporation

By:	/s/ David A. Jackson
David A. Jackson
President & CEO

BORROWER

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Keri M. Tignini
Keri M. Tignini
Senior Vice President

LENDER

CONSENT AND AGREEMENT OF GUARANTORS

The undersigned guarantors hereby consent and agree to the foregoing Second Modification Agreement (the "Agreement").  Each guarantor hereby also agrees that its Continuing  Guaranty dated as of October 21, 2013 or February 27, 2015, as applicable, executed in favor of Lender (each a "Guaranty Agreement"), continues in full force and effect and otherwise remains unaffected and unchanged.  Each undersigned guarantor hereby ratifies and reaffirms its Guaranty Agreement in favor of Lender.  Each of the Guarantors further reaffirm that their obligations under the Guaranty Agreement are separate and distinct from Borrower's obligations and agrees to join in and be bound by all of the terms and provisions of the Agreement applicable to the Guarantors.

Dated as of the date of the Agreement:

KNIGHT 101 LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

ARIZONA HAY PRESS, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT AG SOURCING, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT PORT SERVICES, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT CAPITAL GROWTH, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

SQUIRE TRANSPORTATION, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT MANAGEMENT SERVICES, INC., an Arizona corporation

By:	/s/ David A. Jackson
David A. Jackson
President

QUAD-K, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT TRUCK & TRAILER SERVICES, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT TRANSPORTATION SERVICES, INC., an Arizona corporation

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT LOGISTICS, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT REFRIGERATED, LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
President

KNIGHT AIR, LLC, an Arizona limited liability company

By:	Knight Transporation, Inc., an Arizona corporation
Its:	Member
By:	/s/ David A. Jackson
David A. Jackson
President

KOOL TRANS LLC, an Arizona limited liability company

By:	/s/ David A. Jackson
David A. Jackson
Manager

BARR-NUNN TRANSPORTATION, INC., an Iowa corporation

By:	/s/ Adam Miller
Name:	Adam Miller
Its:	Assistant Treasurer

BARR-NUNN LOGISTICS, INC., an Iowa corporation

By:	/s/ Adam Miller
Name:	Adam Miller
Its:	Assistant Treasurer

STURGEON EQUIPMENT, INC., an Iowa corporation

By:	/s/ Adam Miller
Name:	Adam Miller
Its:	Assistant Treasurer

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